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                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
               OUTSTANDING 12 3/4% SENIOR DISCOUNT NOTES DUE 2009
                                       OF
                      CAPSTAR BROADCASTING PARTNERS, INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST ____, 1997

       As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for outstanding 12 % Senior Discount Notes due 2009 (the "Old Notes") of Capstar Broadcasting Partners, Inc. are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight
delivery service to the Exchange Agent.  See "The Exchange Offer   Procedures
for Tendering" in the Prospectus.

***************************************************************************
*                                                                         *
*  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,     *
*  NEW YORK CITY TIME, ON AUGUST  ____,  1997 (THE  "EXPIRATION  DATE"),  *
*  UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.                  *
*                                                                         *
***************************************************************************

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                   UNITED STATES TRUST COMPANY OF TEXAS, N.A.

                        By Registered or Certified Mail,
                        by Overnight Courier or by Hand:

                   United States Trust Company of Texas, N.A.
                                  P.O. Box 844
                         Attn: Corporate Trust Services
                                 Cooper Station
                         New York, New York  10276-0844

                                    By Hand:
                   United States Trust Company of Texas, N.A.
                                  111 Broadway
                                  Lower Level
                         Attn: Corporate Trust Services
                            New York, New York 10006

                             By Overnight Courier:
                   United States Trust Company of Texas, N.A.
                            770 Broadway, 13th Floor
                            New York, New York 10003
                        Attn:  Corporate Trust Services

                                 By Facsimile:
                                 (212) 420-6152

                             Confirm by Telephone:
                                 (800) 548-6565

           (Originals of all documents sent by facsimile should be
                         sent promptly by registered
         or certified mail, by hand, or by overnight delivery service.)

       DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

       The undersigned hereby tenders to Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated August ____, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $_________________________
 in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.



=============================================================================================================
  Name(s) of Registered Holder(s):
                                   -------------------------------------------------------------------------
                                            (Please Type or Print)


  Address:
           -------------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------


  Area Code & Telephone No.:
                             -------------------------------------------------------------------------------


  Certificate Number(s) for
  Old Notes (if available):
                            --------------------------------------------------------------------------------


  Total Principal Amount
  Tendered and Represented
  by Certificate(s): $
                      --------------------------------------------------------------------------------------



  Signature of Registered Holder(s):
                                     -----------------------------------------------------------------------


  Dated:
         ---------------------------------------------------------------------------------------------------


  [ ]  The Depository Trust Company
       (Check if Old Notes will be tendered
       by book-entry transfer)


  Account Number:
                  ------------------------------------------------------------------------------------------
=============================================================================================================




              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED





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                                   GUARANTEE
                    (Not to be used for signature guarantee)


       The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


================================================================================

  Name of Firm:
                --------------------------------------------------------------
  Address:
           -------------------------------------------------------------------


  ----------------------------------------------------------------------------
  Area Code and Telephone No.:
                               -----------------------------------------------

  Authorized Signature:
                        ------------------------------------------------------
  Name:
        ----------------------------------------------------------------------

  Title:
         ---------------------------------------------------------------------
  Dated:
         ---------------------------------------------------------------------
================================================================================




NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.





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